SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 12, 2009

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 12, 2009, Washington Real Estate Investment Trust (“WRIT”) entered into a Sales Agency Financing Agreement (“Agreement”) with BNY Mellon Capital Markets, LLC (“BNYMCM”). Under the terms of the Agreement, WRIT may offer and sell up to $250 million of common shares of beneficial interest, from time to time (“Shares”), and for a period of no more than 36 months. The Agreement replaces the similar Sales Agency Financing Agreement dated August 28, 2008, as amended, previously entered into by WRIT and BNYMCM.

BNYMCM will act as WRIT’s agent in connection with any offerings of shares under the Agreement. The Shares may be offered in one or more selling periods, none of which will exceed 20 trading days. Any Shares sold under the Agreement will be offered at market prices prevailing at the time of sale. WRIT will specify to BNYMCM (i) the aggregate selling price of the Shares to be sold during each selling period, which may not exceed $50,000,000 without BNYMCM’s prior written consent and (ii) the minimum price below which sales may not be made, which may not be less than $1.00 per share without BNYMCM’s prior written consent. WRIT will pay BNYMCM a commission equal to 1% of the sales price of all Shares sold through it as agent under the Agreement plus its reasonable documented out-of-pocket expenses, including fees and expenses of counsel, in connection with the Agreement.

The Shares will be issued pursuant to WRIT’s registration statement (Registration Statement) on Form S-3 (File No. 333-160664 ). WRIT will file a prospectus and prospectus supplement with the Securities and Exchange Commission in connection with the offer and sale of Shares.

The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the material terms of the Agreement is qualified in its entirety by reference to the exhibit.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

1.1	Sales Agency Financing Agreement dated November 12, 2009 between WRIT and BNY Mellon Capital Markets, LLC.

5.1	Opinion of Arent Fox LLP in connection with the Shares.

23.1	Consent of Arent Fox LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/S/ GEORGE F. MCKENZIE
(Signature)
Chief Executive Officer

November 12, 2009

Exhibit Index

Exhibit No.	Description

1.1	Sales Agency Financing Agreement dated November 12, 2009 between WRIT and BNY Mellon Capital Markets, LLC.

5.1	Opinion of Arent Fox LLP in connection with the Shares.

23.1	Consent of Arent Fox LLP (included in Exhibit 5.1).